Income Tax (Details) - Schedule of reconciliation of the federal income tax rate	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Schedule of reconciliation of the federal income tax rate [Abstract]
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	6.00%	0.00%
Change in valuation of warrant liability	(23.80%)	0.00%
Transaction costs allocable to warrant liability	(2.70%)	0.00%
Valuation allowance	(0.50%)	(21.00%)
Income tax provision	0.00%	0.00%